UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 2, 2019

CIM Real Estate Finance Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54939	27-3148022
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2398 East Camelback Road, 4th Floor, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Explanatory Note
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, CIM Real Estate Finance Trust, Inc. (the “Company”) hereby amends the Company’s Current Report on Form 8-K dated December 3, 2019 to provide the pro forma financial information required by Item 9.01 related to the sale of 452 single-tenant properties encompassing approximately 5.1 million gross rentable square feet of commercial space across 41 states, which certain subsidiaries of the Company agreed to sell pursuant to the Agreement of Purchase and Sale dated September 3, 2019 to Realty Income Corporation (NYSE: O) (the “Purchaser”). The sale of 411 properties closed on December 2, 2019 (the “Closing Date”) for total consideration of $1.035 billion. The remaining 41 properties are expected to close in late 2019 or during the first quarter of 2020, subject to customary closing conditions, for consideration of $206.8 million, including the assumption by the Purchaser of existing mortgage debt totaling approximately $131 million.
The accompanying unaudited pro forma consolidated balance sheet of the Company as of September 30, 2019 is presented as if the closing of all 452 properties (the “Closing”) had occurred on September 30, 2019. The accompanying unaudited pro forma consolidated statements of operations of the Company for the nine months ended September 30, 2019 and for the year ended December 31, 2018 are presented as if the Closing had occurred on January 1, 2018.
The accompanying unaudited pro forma consolidated financial statements reflect all adjustments that, in the opinion of management, are necessary to present fairly the pro forma financial position and results of operations of the Company as of and for the periods indicated; however, the accompanying unaudited pro forma consolidated financial statements are not intended to be indicative of the financial position or results of operations that would have actually occurred nor do they purport to represent the financial position or results of operations for future periods. The retrospectively adjusted financial position and results of operations for the indicated periods when reported in the post-sale periodic reports may differ from the pro forma financial statements presented herein. The unaudited pro forma consolidated financial statements should be read in conjunction with the historical consolidated financial statements and notes accompanying the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2019 and the Company’s Annual Report on Form 10-K for the year ended December 31, 2018. The unaudited pro forma consolidated statements of operations do not include the impact of any strategies that management may have considered in order to efficiently manage the Company's operations had the sale occurred on January 1, 2018. Pro forma adjustments have not been made in the accompanying pro forma consolidated statements of operations of the Company for the estimated gain on disposition resulting from the sale, for any reimbursements or payments resulting from the sale, or for the use of proceeds resulting from the sale.

Item 9.01 Financial Statements and Exhibits

(b) Pro Forma Financial Information
Pro Forma Consolidated Balance Sheet as of September 30, 2019 (Unaudited)	3
Pro Forma Consolidated Statement of Operations for the Nine Months Ended September, 30, 2019 (Unaudited)	4
Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2018 (Unaudited)	5
Notes to Pro Forma Consolidated Financial Statements (Unaudited)	6

(c) Shell Company Transactions
None

(d) Exhibits
None

CIM REAL ESTATE FINANCE TRUST, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
(in thousands, except share and per share amounts) (Unaudited)

The following Pro Forma Condensed Consolidated Balance Sheet (Unaudited) is presented as if the Closing had occurred on September 30, 2019.
This Pro Forma Condensed Consolidated Balance Sheet (Unaudited) as of September 30, 2019 should be read in conjunction with the Company’s historical financial statements and notes thereto for the nine months ended September 30, 2019, included in the Company’s Quarterly Report on Form 10-Q, filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 14, 2019. This Pro Forma Condensed Consolidated Balance Sheet (Unaudited) is not necessarily indicative of what the Company’s actual financial position would have been had the Closing occurred on September 30, 2019, nor does it purport to represent its future financial position. This Pro Forma Condensed Consolidated Balance Sheet (Unaudited) only includes the impact of the Closing.

	September 30, 2019	Pro Forma		September 30, 2019
	As Reported	Adjustments		Pro Forma
	(a)	(b)
ASSETS
Real estate assets:
Land	$757,211	$—		$757,211
Buildings, fixtures and improvements	1,938,909	—		1,938,909
Intangible lease assets	333,743	—		333,743
Total real estate assets, at cost	3,029,863	—		3,029,863
Less: accumulated depreciation and amortization	(384,414)	—		(384,414)
Total real estate assets, net	2,645,449	—		2,645,449
Loans held-for-investment and related receivables, net	186,952	—		186,952
Cash and cash equivalents	6,595	559,646	(c)	566,241
Restricted cash	11,381	—		11,381
Rents and tenant receivables	83,073	(20,322)		62,751
Prepaid expenses and other assets	10,684	(260)		10,424
Deferred costs, net	1,423	—		1,423
Assets held for sale	1,449,301	(1,061,479)	(d)	387,822
Total assets	$4,394,858	$(522,415)		$3,872,443
LIABILITIES AND STOCKHOLDERS’ EQUITY
Notes payable and credit facility, net	$2,437,534	$(661,625)	(e)	$1,775,909
Accounts payable and accrued expenses	33,016	(2,997)		30,019
Due to affiliates	7,365	—		7,365
Intangible lease liabilities, net	23,041	—		23,041
Distributions payable	15,979	—		15,979
Deferred rental income, derivative liabilities and other liabilities	18,939	(1,811)		17,128
Total liabilities	2,535,874	(666,433)		1,869,441
Commitments and contingencies
Redeemable common stock and noncontrolling interest	183,641	(2,116)		181,525
STOCKHOLDERS’ EQUITY
Preferred stock, $0.01 par value; 10,000,000 shares authorized, none issued and outstanding	—	—		—
Common stock, $0.01 par value per share; 490,000,000 shares authorized, 311,268,549 shares issued and outstanding as of September 30, 2019	3,113	—		3,113
Capital in excess of par value	2,606,885	—		2,606,885
Accumulated distributions in excess of earnings	(929,743)	146,268	(f)	(783,475)
Accumulated other comprehensive loss	(4,912)	(134)	(g)	(5,046)
Total stockholders’ equity	1,675,343	146,134		1,821,477
Total liabilities, redeemable common stock and stockholders’ equity	$4,394,858	$(522,415)		$3,872,443
See accompanying Notes to Pro Forma Consolidated Financial Statements (Unaudited).

CIM REAL ESTATE FINANCE TRUST, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except share and per share amounts) (Unaudited)

The following Pro Forma Consolidated Statement of Operations (Unaudited) is presented as if the Closing had occurred on January 1, 2018.
This Pro Forma Consolidated Statement of Operations (Unaudited) should be read in conjunction with the Company’s historical financial statements and notes thereto for the nine months ended September 30, 2019, included in the Company’s Quarterly Report on Form 10-Q, filed on November 14, 2019 with the SEC. This Pro Forma Consolidated Statement of Operations (Unaudited) is not necessarily indicative of what the Company’s actual results of operations would have been had the Company completed the sale on January 1, 2018, nor does it purport to represent its future operations. This Pro Forma Consolidated Statement of Operations (Unaudited) only includes the impact of the Closing.

	Nine Months Ended September 30, 2019 As Reported	Pro Forma Adjustments		Nine Months Ended September 30, 2019 Pro Forma
	(a)	(b)
Revenues:
Rental and other property income	$304,764	$(71,090)		$233,674
Interest income	15,504	—		15,504
Total revenues	320,268	(71,090)		249,178
Operating expenses:
General and administrative	10,374	(1,133)	(h)	9,241
Property operating	23,383	(1,104)		22,279
Real estate tax	27,795	(3,178)		24,617
Management and advisory fees and expenses	31,062	(6,766)	(i)	24,296
Transaction-related	2,091	(209)	(j)	1,882
Depreciation and amortization	88,900	(22,449)		66,451
Impairment	57,163	—		57,163
Total operating expenses	240,768	(34,839)		205,929
Gain on disposition of real estate, net	19,190	—		19,190
Operating income	98,690	(36,251)		62,439
Other expense:
Interest expense and other, net	(78,260)	22,547	(k)	(55,713)
Net income	20,430	(13,704)		6,726
Net income allocated to noncontrolling interest	99	(99)		—
Net income attributable to the Company	$20,331	$(13,605)		$6,726
Weighted average number of common shares outstanding:
Basic and diluted	311,322,003	—		311,322,003
Net income per common share:
Basic and diluted	$0.07	$(0.05)		$0.02
See accompanying Notes to Pro Forma Consolidated Financial Statements (Unaudited).

CIM REAL ESTATE FINANCE TRUST, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except share and per share amounts) (Unaudited)

The following Pro Forma Consolidated Statement of Operations (Unaudited) is presented as if the Closing had occurred on January 1, 2018.
This Pro Forma Consolidated Statement of Operations (Unaudited) should be read in conjunction with the Company’s historical financial statements and notes thereto for the year ended December 31, 2018, as presented in its Annual Report on Form 10-K, filed with the SEC on March 27, 2019. This Pro Forma Consolidated Statement of Operations (Unaudited) is not necessarily indicative of what the Company’s actual results of operations would have been had the Closing occurred on January 1, 2018, nor does it purport to represent its future operations. This Pro Forma Consolidated Statement of Operations (Unaudited) only includes the impact of the Closing.

	Year Ended December 31, 2018 As Reported	Pro Forma Adjustments		Year Ended December 31, 2018 Pro Forma
	(a)	(b)
Revenues:
Rental income	$371,235	$(89,533)		$281,702
Tenant reimbursement income	58,401	(4,815)		53,586
Interest income	1,640	—		1,640
Total revenues	431,276	(94,348)		336,928
Operating expenses:
General and administrative	14,127	(1,669)	(h)	12,458
Property operating	30,267	(947)		29,320
Real estate tax	37,898	(4,285)		33,613
Advisory fees and expenses	43,399	(9,800)	(i)	33,599
Transaction-related	2,601	—	(j)	2,601
Depreciation and amortization	140,979	(31,772)		109,207
Impairment	32,975	—		32,975
Total operating expenses	302,246	(48,473)		253,773
Gain on disposition of real estate, net	6,299	—		6,299
Operating income	135,329	(45,875)		89,454
Other expense:
Interest expense and other, net	(97,917)	28,257	(k)	(69,660)
Net income	37,412	(17,618)		19,794
Net income allocated to noncontrolling interest	134	(134)		—
Net income attributable to the Company	$37,278	$(17,484)		$19,794
Weighted average number of common shares outstanding:
Basic and diluted	311,478,665	—		311,478,665
Net income per common share:
Basic and diluted	$0.12	$(0.06)		$0.06
See accompanying Notes to Pro Forma Consolidated Financial Statements (Unaudited).

CIM REAL ESTATE FINANCE TRUST, INC.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Notes to Pro Forma Consolidated Financial Statements (Unaudited)
(a)    Represents the Company’s historical consolidated financial position as of September 30, 2019, the Company’s historical consolidated results of operations for the nine months ended September 30, 2019, as reported in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 14, 2019, and the Company’s historical consolidated results of operations for the year ended December 31, 2018, as reported in the Company’s Annual Report on Form 10-K filed with the SEC on March 27, 2019.
(b)    Represents the Company’s property-level historical financial position related to the properties involved in the Closing as of September 30, 2019, the Company’s property-level historical results of operations related to the properties involved in the Closing for the nine months ended September 30, 2019, and the Company’s property-level historical results of operations related to the properties involved in the Closing for the year ended December 31, 2018, except the pro forma adjustments described below that are a direct result of the transaction.
Pro Forma Consolidated Balance Sheet (Unaudited)
(c)    Cash and cash equivalents — Reflects the total $1.25 billion total cash consideration expected to be received under the Closing, less certain other amounts including, but not limited to, the following: amounts paid due to the early termination of interest rate swap agreements on certain mortgage notes due to the disposition of the underlying properties (the “Swap Breakages”), the repayment of $101.3 million of certain mortgage notes due to the disposition of the underlying properties (the “Mortgage Notes Repayment”), the assumption by the Purchaser of $130.8 million of certain mortgage notes (the “Mortgage Notes Assumption”), the repayment of $165.0 million on the unsecured term loan balance (the “Term Loan Repayment”) and repayment of the $266.0 million unsecured revolving loan balance as of September 30, 2019 (the “Revolving Loans Repayment”).
(d) Assets held for sale — Reflects the carrying value of the 452 properties subject to the Purchase and Sale Agreement as of September 30, 2019.
(e)    Notes payable and credit facility, net — Reflects the Mortgage Notes Assumption, the Mortgage Notes Repayment, the Term Loan Repayment and the Revolving Loans Repayment.
(f)    Accumulated distributions in excess of earnings — Reflects the estimated net gain resulting from the Closing, net of the assumption by the Purchaser of certain mortgage notes.
(g)    Accumulated other comprehensive loss — Reflects the estimated gain resulting from the Swap Breakages.
Pro Forma Consolidated Statements of Operations (Unaudited) for the Nine Months Ended September 30, 2019 and for the Year Ended December 31, 2018
(h)    General and administrative expenses — Reflects general and administrative expenses incurred related to the properties involved in the Closing, including advisor reimbursements of certain operating expenses that have been prorated based on average invested assets as if the Closing had occurred on January 1, 2018, as well as additional adjustments due to a smaller real estate portfolio.
(i)    Management and advisory fees and expenses — Reflects advisory fees related to the properties involved in the Closing, as well as advisor reimbursements of certain property management costs that have been prorated based on average invested assets as if the Closing had occurred on January 1, 2018.
(j)    Transaction-related expenses — Reflects the elimination of advisor reimbursements of certain operating expenses incurred in connection with the Closing.
(k)    Interest expense and other, net — Represents reduced interest expense as a result of the Revolving Loans Repayment, the assumption by the Purchaser of certain mortgage notes, the repayment of certain mortgage notes, and certain adjustments for derivative instruments related to the properties involved in the Closing. See Note 8 — Notes Payable and Credit Facility to the consolidated financial statements in the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2019 and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 for certain terms of the Company’s debt outstanding.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 6, 2019	CIM REAL ESTATE FINANCE TRUST, INC.
	By:	/s/ Nathan D. DeBacker
	Name:	Nathan D. DeBacker
	Title:	Chief Financial Officer and Treasurer
Principal Financial Officer